UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 23, 2008
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation)	File Number	Identification No.)

1329 Millwood Road
McKinney, Texas		75069

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.
     On July 23, 2008, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the second quarter of 2008 and the six months ended June 30, 2008. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On July 24, 2008, the Company held a conference call to discuss its earnings and financial results for the second quarter of 2008 and the six months ended June 30, 2008 (the “Conference Call”). On the Conference Call, the Company disclosed certain non-GAAP financial information related to the Company’s operations. The non-GAAP financial information disclosed was EBITDA for the second quarter of 2008. EBITDA as presented is calculated as follows:

Quarter ended
June 30, 2008
(In Thousands)
Net Income	$1,331
Add:
Income Tax Expense	$682
Interest Expense	$1,055
Depreciation and Amortization	$3,496

EBITDA	$6,564

     EBITDA is defined as net income before interest, income taxes, depreciation and amortization. EBITDA was presented because it is a required component of financial ratios reported by the Company to the Company’s banks, and is also frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results to compare to the performance of other companies who also publicize this information. Financial analysts frequently ask for EBITDA when it has not been presented. EBITDA is not a measurement of financial performance under GAAP and should not be considered an alternative to net income as an indicator of the Company’s operating performance or any other measure of performance derived in accordance with GAAP.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.

     The information provided in Item 2.02 above is hereby incorporated herein by reference.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	July 23, 2008 Earnings Release by Encore Wire Corporation regarding results for the second quarter of 2008 and six months ended June 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION
Date: July 24, 2008	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President – Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	July 23, 2008 Earnings Release by Encore Wire Corporation regarding results for the second quarter of 2008 and six months ended June 30, 2008.